Exhibit 10.19
WARRANT AGREEMENT
     THIS WARRANT AGREEMENT dated as of November 9, 2009 (this “Agreement”) is by and between MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (the “Company”), and American Stock Transfer & Trust Company, LLC, as warrant agent (in such capacity, the “Warrant Agent”).
RECITALS:
     WHEREAS, concurrently with the execution hereof, the Company is emerging from the protection of Chapter 11 of Title 11 of the United States Code pursuant to that certain Plan of Reorganization dated August 25, 2009, as the same may be modified or amended (the “Plan”).
     WHEREAS, the Company has entered into the Fourth Amended and Restated Limited Liability Company Agreement of the Company, dated November 9, 2009 (the “LLC Agreement”).
     WHEREAS, pursuant to the terms of, and subject to the conditions contained in, the Plan, the Company has agreed to issue to certain holders of subordinated note claims owed by the Company warrants (each, a “Warrant”) entitling the holders thereof to purchase Common Units of the Company at the Exercise Price (as defined herein).
     WHEREAS, the Company wishes the Warrant Agent to act on its behalf, and the Warrant Agent is willing to act on behalf of the Company, in connection with the issuance, exchange, transfer, substitution and exercise of the Warrants.
     WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights and obligations of the Company, the Warrant Agent and the registered holders of the Warrant Certificates evidencing Warrants (the “Holders”).
AGREEMENT:
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Plan, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Warrant Agent, intending to be legally bound, hereby agree as follows:
ARTICLE I.
DEFINITIONS AND INTERPRETATION
     Section 1.01 Certain Defined Terms. Capitalized terms used in this Agreement shall have the following respective meanings, except as otherwise provided herein or as the context shall otherwise require:
     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
     “Agreement” has the meaning specified in the introduction of this Agreement.
     “Board of Managers” means the managers of the Company as set forth in the LLC Agreement.
     “Business Day” means any day which is not a day on which banking institutions in New York City, New York are authorized or obligated by law or executive order to close.
     “Change of Control” means if (i) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act, other than the current members of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than one-half of the then outstanding voting securities of the Company; (ii) there occurs a merger, consolidation or combination of the Company with any other entity, other than a merger, consolidation or combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least a majority of the combined voting power of the voting securities of the Company, such surviving entity or its parent outstanding immediately after such merger, consolidation or combination; or (iii) all or substantially all of the assets of the Company are sold to an unaffiliated third party or parties in one transaction or series of related transactions followed by the dissolution and winding up of the Company.
     “Common Unit” means the Common Units as set forth in the LLC Agreement.
     “Commission” means the Securities and Exchange Commission.
     “Company” has the meaning specified in the introduction of this Agreement.
     “Current Market Value” means, with respect to any security (including Common Units), as of a specified date (the “date of calculation”):
          (i) if such security is not registered under the Exchange Act, the value of such security as determined in good faith by the Board of Managers of the Company; or
          (ii) if such security is registered under the Exchange Act, the average of the daily market prices of such security for the 10 consecutive trading days ending three trading days before the earlier of the date of calculation and the day before the “ex” date with respect to the event requiring such calculation or, if such security has been registered under the Exchange Act for less than 10 consecutive trading days before such earlier date, then the average of the daily market prices for all of the trading days before such earlier date for which daily market prices are available; provided, however, that if the market price cannot be calculated (as provided below), the Current Market Value of such security shall be determined as if such security were not registered under the Exchange Act.
     For purposes of this Agreement, (x) the term “market price” means, with respect to any security for any trading day, (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which such security is listed or admitted, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sales price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company or (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sales price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (y) the term “ex’ date,” when used with respect to any distribution, shall mean the first date on which the security trades regular way on such exchange or in such market without the right to receive such distribution.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such similar Federal statute.
     “Exercise Price” means $1.97, subject to adjustment as provided in Section 4.01 hereof.
     “Expiration Date” means, with respect to any Warrant, the fifth anniversary of the Original Issuance Date or, if earlier, the date of the consummation of a Change of Control.
     “Governmental Authority” means (i) any nation or government, (ii) any federal, state, county, province, city, town, municipality, local or other political subdivision thereof or thereto, (iii) any court, tribunal, department, commission, board, bureau, instrumentality, agency, council, arbitrator or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and (iv) any other governmental entity, agency or authority having or exercising jurisdiction over any relevant Person, item or matter.
     “Holders” has the meaning specified in the Recitals of this Agreement.
     “Issue Date” has the meaning specified in Section 2.03 hereof.
     “Laws” means all laws, statutes, rules, regulations, ordinances, orders, writs, injunctions or decrees and other pronouncements having the effect of law of any Governmental Authority.

     “Legended Warrant Certificate” means any Warrant Certificate bearing the legend specified in Section 2.02.
     “LLC Agreement” has the meaning specified in the Recitals of this Agreement.
     “Notice Date Press Release” has the meaning specified in Section 2.04(d).
     “Original Issuance Date” means November 9, 2009, the effective date of the Plan.
     “Person” means any individual, limited liability company, company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity or enterprise.
     “Plan” has the meaning specified in the Recitals of this Agreement.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Transfer” means any direct or indirect transfer, exchange, donation, bequest, sale, assignment, mortgage, pledge, lien, option, grant of a security interest or other encumbrance or disposition of record ownership (including, without limitation, by way of merger, operation of law, pursuant to any domestic relations or other court order, whether with or without consideration and whether voluntarily or involuntarily).
     “Transfer Notice” means a written notice to the Board of Managers and, if there be one in office, the Secretary of the Company, at least five and not more than 20 Business Days prior to completion of a Transfer, which notice states (i) the name, address, facsimile number and e-mail address of the transferor and the transferee, (ii) the number of Warrants and underlying Common Units subject to the proposed Transfer and (iii) the proposed date of completion of the proposed Transfer.
     “Units” means the Common Units.
     “Warrant” has the meaning specified in the Recitals of this Agreement.
     “Warrant Agent” has the meaning specified in the introduction of this Agreement.
     “Warrant Certificates” has the meaning specified in Section 2.01.
     Section 1.02 Interpretation. In this Agreement, unless a clear contrary intention appears:
     (a) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement;
     (b) reference to any gender includes each other gender and the neuter;

     (c) all terms defined in the singular shall have the same meanings in the plural and vice versa;
     (d) reference to any Person includes such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this clause (d) is intended to authorize any assignment not otherwise permitted by this Agreement;
     (e) reference to a Person in a particular capacity or capacities excludes such Person in any other capacity;
     (f) reference to any contract or agreement means such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof;
     (g) all references to Articles and Sections shall be deemed to be references to the Articles and Sections of this Agreement;
     (h) all references to Exhibits shall be deemed to be references to the Exhibits attached hereto which are made a part hereof and incorporated herein by reference;
     (i) the word “including” (and with correlative meaning “include”) means including, without limiting the generality of any description preceding such term;
     (j) with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;
     (k) the captions and headings contained in this Agreement shall not be considered or given any effect in construing the provisions hereof if any question of intent should arise;
     (l) reference to any Law means such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time;
     (m) where any provision of this Agreement refers to action to be taken by any Person, which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person; and
     (n) no provision of this Agreement shall be interpreted or construed against any party solely because that party or its legal representative drafted such provision.
ARTICLE II.
ORIGINAL ISSUE OF WARRANTS
     Section 2.01 Form of Warrant Certificates. The Warrants shall be evidenced by certificates in registered form (the “Warrant Certificates”), substantially in the form attached hereto as Exhibit A, and may have such insertions, letters, numbers or other marks of identification and such legends and endorsements stamped, printed, lithographed or engraved thereon as may, consistently herewith, be determined to be necessary or appropriate by the officers of the Company executing such Warrant Certificates as evidenced by their execution of the Warrant Certificates, or as may be required to comply with any applicable Law or with any rule or regulation of any securities exchange or to conform to usage. Each Warrant shall represent the right, subject to the provisions of this Agreement and of the Warrant Certificate, to purchase one Common Unit at the Exercise Price, subject to adjustment pursuant to the provisions of Section 4.01. The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by applicable Law.
     Section 2.02 Legends. Each Warrant Certificate originally issued to a Holder, or issued upon registration of transfer of, or upon exchange for or in lieu of, any Warrant Certificate shall bear the following legend:
“THIS WARRANT HAS BEEN, AND THE COMMON UNITS WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE “WARRANT UNITS,” AND TOGETHER WITH THIS WARRANT, THE “SECURITIES”) WILL BE, ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 1145 OF THE BANKRUPTCY REFORM ACT OF 1978, AS AMENDED (THE “BANKRUPTCY CODE”). THE SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PROVIDED THAT THE HOLDER IS NOT DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE. IF THE HOLDER IS DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE, THEN THE SECURITIES MAY ONLY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UPON REGISTRATION UNDER THE SECURITIES ACT OR RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO MAGNACHIP SEMICONDUCTOR LLC AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE WARRANT UNITS REPRESENTED BY THIS WARRANT.
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER SIMILAR TRANSFER AND VOTING RESTRICTIONS AS SET FORTH IN A LIMITED LIABILITY COMPANY OPERATING AGREEMENT AMONG THE COMPANY AND THE ORIGINAL HOLDERS OF THE SECURITIES AND A

WARRANT AGREEMENT AMONG THE COMPANY AND THE WARRANT AGENT (ON BEHALF OF THE ORIGINAL HOLDERS OF THE SECURITIES), COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.”
     Each Holder further acknowledges and agrees that the Units and any other securities issued upon exercise of the Warrant if certificated shall bear a legend substantially in the form of the legend appearing above, and any other legends required by applicable federal and state securities laws or otherwise called for by this Agreement or any other agreement between the Company and the Holder.
     Section 2.03 Execution, Issuance and Delivery of Warrant Certificates.
     (a) Each Warrant Certificate, whenever issued, shall be dated as of the date of countersignature thereof by the Warrant Agent (the “Issue Date”), either upon initial issuance or upon exchange, substitution or transfer and shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or any Vice President, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by manual or facsimile signature of the Warrant Agent and shall not be valid for any purpose unless so countersigned. In the event that any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be an officer of the Company before countersignature by the Warrant Agent and the issuance and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.
     (b) The Company shall instruct the Warrant Agent to countersign, issue and deliver, at the expense of the Company, Warrant Certificates evidencing Warrants to purchase an aggregate of up to 15,000,000 Common Units at the times required by, and in accordance with the terms and conditions of, the Plan. The Warrant Agent shall, and is hereby authorized to, countersign, issue and deliver Warrants as and when so instructed by the Company. In addition, the Warrant Agent is hereby authorized to countersign, issue and deliver Warrant Certificates as required by Section 2.04, Section 3.03 or ARTICLE V.
     Section 2.04 Transfer and Exchange of Warrant Certificates.
     (a) The Warrant Agent shall maintain books, subject to such reasonable regulations as it may prescribe, for the registration of Warrant Certificates and transfers and exchanges of Warrant Certificates as provided in this Agreement.
     (b) Notwithstanding any other provisions of this Agreement, no Holder shall Transfer any such Warrants to any Person nor shall the Company effect the Transfer of any Warrants to any Person, if, at the time of such Transfer, the Company has more than 450 “holders of record” (as understood for purposes of Section 12(g) of the Exchange Act) of Common Units and/or Warrants. The limitations set forth in the immediately preceding sentence shall not prohibit: (i) a Transfer of Warrants by a Holder to another Person that, immediately prior to the Transfer, is a holder of record of Warrants, (ii) a Transfer of Warrants by a Holder to the Company, (iii) a Transfer of Warrants by the Company to a Person that, immediately prior to the Transfer, is a holder of record of Warrants or (iv) a Transfer of all Warrants owned by the proposed transferor to a single Person who is treated as a single record holder of Warrants under the Exchange Act. Any attempted Transfer that is prohibited by this Section and not approved by the Company shall be null and void and shall not be effective to Transfer any Warrants. The Company may institute legal proceedings to force rescission of a Transfer prohibited by this Section and to seek any other remedy available to it at law, in equity or otherwise, including an injunction prohibiting any such Transfer. By acceptance of a Warrant or Common Units issued pursuant to the exercise of a Warrant, any transferee of a Warrant or the Common Units issued pursuant to the exercise of a Warrant accepts and agrees to be bound by all the terms and conditions of the Warrant and the Warrant Agreement and notwithstanding anything contained herein, the Company may require any transferee of this Warrant or the Common Units issued pursuant to the exercise of a Warrant to execute an agreement to be bound by the terms and conditions of this Warrant and the Warrant Agreement.
     (c) By the fifth Business Day after the Company has 350 or more holders of record of Warrants and/or Common Units, the Company shall issue a press release stating the number of holders of record of Warrants and Common Units (the “Notice Date Press Release”). The Company shall notify the Warrant Agent of such issuance and provide a copy of the Notice Date Press Release to the Warrant Agent as provided in Section 9.04.
     (d) A Transfer of Warrants that is completed or attempted after the Company issues a Notice Date Press Release with respect to the Warrants shall be null and void and not effective unless (i) the holder seeking to make such Transfer provides a Transfer Notice to the Company, (ii) such Transfer is approved in advance by the Company and (iii) such Transfer otherwise complies with the terms of this Agreement. No Transfer Notice is required with respect to Warrants for Transfers that occur prior to the issuance by the Company of a Notice Date Press Release.
     (e) Subject to Section 2.04(b) and Section 2.04(d), a Holder may Transfer its Warrants by written application to the Warrant Agent stating the name of the proposed transferee and otherwise complying with the terms of this Agreement and all applicable Laws and provided that the Warrant Agent has not received a Notice Date Press Release. No Transfer of Warrants shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, (i) delivery of written notice of the proposed Transfer to Company, (ii) compliance with the transfer provisions of this Agreement, (iii) final acceptance and registration of the Transfer by the Warrant Agent in the register in accordance with this Agreement and (iv) the delivery of an opinion of counsel, in form and substance reasonably satisfactory to the Company and its counsel, with respect to the compliance of the Transfer under applicable law, included federal and state securities law, and any other matters reasonably requested by the Company. Prior to due presentation for registration of transfer, the Company, the Warrant Agent and any agent of the Company may deem and treat the Person in whose name the Warrant Certificates are registered as the absolute owner thereof for all purposes (notwithstanding any notation of ownership or other writing thereon made by anyone), and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary or be bound to recognize any equitable or other claim to or an interest in any Warrants on the part of any other Person and shall not be liable for any registration of transfer of Warrant Certificates that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer or with such knowledge of such facts that its participation therein amount to bad faith. When Warrant Certificates are presented to the Warrant Agent with a request to register the transfer thereof or to exchange them for an equal number of Warrant Certificates of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested solely in the case of any Legended Warrant Certificates if the requirements of this Agreement for such transaction are met. To permit registrations of transfers and exchanges, the Company shall execute Warrant Certificates at the Warrant Agent’s request. No service charge shall be made for any registration of transfer or exchange of Warrant Certificates, but the Company or the Warrant Agent may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection with any registration of transfer of Warrant Certificates.
     (f) Except as otherwise provided in this Section 2.04, all Warrant Certificates issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for registration of transfer or exchange.
     (g) The Board of Managers shall have the power to determine, in its sole and absolute discretion, all matters related to this Section, including matters necessary or desirable to administer or to determine compliance with this Section and, absent manifest error, the determinations of the Board of Managers shall be final and binding on the Company and the Holders.
     Section 2.05 Surrender and Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby or pursuant to Section 6.02 shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued by the Company or the Warrant Agent and, except as provided in Section 2.04 (in the case of a transfer or exchange), Section 3.03 (in the case of the exercise of less than all the Warrants represented by the surrendered Warrant Certificate) or ARTICLE V (in the case of a lost, stolen, destroyed or mutilated Warrant Certificate), no Warrant Certificate shall be issued hereunder in lieu thereof. On request of the Company, the Warrant Agent, provided that any retention periods established by the Commission have expired, shall destroy canceled Warrant Certificates held by it and shall deliver its certificates of destruction to the Company. The Warrant Agent shall destroy all canceled Warrant Certificates in accordance with its normal procedures.
     Section 2.06 Holdback Agreement. If requested by the lead managing underwriter, each Holder agrees not to effect any public sale or distribution of any securities of the Company (including any Warrant, any Unit issued upon the exercise of a Warrant or any securities convertible into, reclassified from or exchangeable or exercisable for such securities of the Company), including a sale pursuant to Rule 144 under the Securities Act, during a period of not more than one hundred and eighty (180) days after, an initial public offering of the Company’s securities pursuant to an effective registration statement filed by the Company under the Securities Act commencing on the effective date of the registration statement (the “Lock-Up Period”), unless expressly authorized to do so by the lead managing underwriter; provided, however, that if any other holder of securities of the Company shall be subject to a shorter period or receives more advantageous terms relating to the Lock-Up Period, then the Lock-Up Period shall be such shorter period and also on such more advantageous terms and notwithstanding the foregoing, the Holders shall not be required to sign lock-up agreements unless all of the Company’s directors, officers and securityholders owning one percent (1%) or more of the Company’s fully diluted voting stock have signed lock-up agreements with the managing underwriters. Any such lock-up agreements signed by the Holders shall contain reasonable and customary exceptions, including, without limitation, the right of a Holder to make transfers to certain Affiliates and transfers related to securities owned by Holders as a result of open market purchases made following the closing of the applicable offering. The Company shall be authorized to impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the relevant period.
ARTICLE III.
EXERCISE PRICE; EXERCISE OF WARRANTS
     Section 3.01 Exercise Price. Each Warrant Certificate shall, when countersigned by the Warrant Agent, entitle the Holder thereof, subject to the provisions of this Agreement and such Warrant Certificate, to purchase one Common Unit (subject to adjustment as provided herein) for each Warrant represented thereby at the Exercise Price per Common Unit (subject to adjustment as provided herein), payable in full at the time of purchase.
     Section 3.02 Exercise; Restrictions on Exercise. Each outstanding Warrant may be exercised on any Business Day which is on or after its Issue Date and on or before the Expiration Date, but only if (solely in the case of any Legended Warrant Certificate) the exercise of such Warrants is exempt from the registration requirements of the Securities Act. Any Warrants not exercised by 5:00 p.m., New York City time, on the Expiration Date (or, if applicable, immediately prior to consummation of the applicable Change of Control) shall expire and all rights thereunder and all rights in respect thereof under this Agreement shall automatically terminate at such time.
     Section 3.03 Method of Exercise; Payment of Exercise Price.
     (a) In order to exercise any of the Warrants, the Holder thereof must surrender the Warrant Certificate evidencing such Warrants to the Warrant Agent at its corporate trust office set forth in Section 9.04 (with (i) the Subscription Form set forth in the Warrant Certificate and (ii) the Form of Joinder set forth in the LLC Agreement completed and duly executed), together with payment in full of the Exercise Price then in effect for each Common Unit as to which a Warrant is exercised and any documentary, stamp or transfer tax, or other applicable tax or governmental charges. Payment of the Exercise Price shall be made by the Holder by check payable to the order of Warrant Agent; provided, however, that in lieu of exercising any Warrants by payment of cash, if the Company has provided notice under Section 4.04 in connection with any sale of all or substantially all of the Company’s properties, assets or business or any consolidation, combination or merger of the Company with or into another company, in each case resulting in a Change of Control in which the consideration receivable upon consummation of such Change of Control by a holder of Common Units consists of consideration that is not solely cash, the Holder may elect to exercise its Warrants conditioned upon the occurrence of such Change of Control, to be effective immediately prior to the time such Change of Control is consummated, in which event the Company shall issue (or have been deemed to issue) to the Holder upon exercise a number of Common Units immediately prior to such Change of Control, computed using the following formula:
X = Y * (A - B) / A
where:

X	=	the number of Common Units to be issued to the Holder;

Y	=	the number of Common Units with respect to which a Warrant is being exercised;

A	=	the Current Market Value of a Common Unit determined as of the date the Change of Control is consummated; and

B	=	the Exercise Price plus applicable taxes.
     Upon the exercise of any Warrant, the Warrant Agent shall promptly provide written notice of such exercise to the Company, including notice of the number of Common Units to be issued upon the exercise of such Warrant, and deliver all payments received upon exercise of such Warrant to the Company in such manner as the Company shall instruct in writing.
     (b) A Holder may exercise all or any number of whole Warrants represented by a Warrant Certificate. If less than all of the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate executed by the Company of the same tenor and for the number of Warrants which were not exercised shall be issued by the Warrant Agent. The Warrant Agent shall (i) countersign such Warrant Certificate, (ii) register such Warrant Certificate in such name or names as may be directed in writing by the Holder and (iii) deliver such Warrant Certificate to the Person or Persons entitled to receive the same.
     (c) Upon the exercise of any Warrant and the surrender of the Warrant Certificate evidencing such Warrant in conformity with the foregoing provisions, the Warrant Agent shall, subject to Section 9.02, (i) transfer promptly to or upon the written order of the Holder of such Warrant Certificate, appropriate evidence of ownership of any Common Units or other securities or property (including money) to which it is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder, and (ii) deliver such evidence of ownership and any other securities or property (including money) to the Person or Persons entitled to receive the same (together with an amount in cash in lieu of any fractional Unit as provided in Section 4.05).
     (d) Upon the exercise of any Warrant, the Warrant Agent is hereby authorized and directed to notify any transfer agent of the Common Units upon the exercise of any Warrant. Upon such notification, such transfer agent (and all such transfer agents are hereby irrevocably authorized to comply with this Section 3.03(d)) shall register on its books the necessary number of Common Units to which the Holder of such Warrant is entitled upon such exercise; provided, that such Holder shall have completed and duly executed the Subscription Form set forth in the Warrant Certificate and the Form of Joinder Agreement set forth in the LLC Agreement.
     (e) Except for exercises in connection with and conditioned upon a Change of Control, any Warrant which is exercised hereunder shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender, as provided above, of the Warrant Certificate representing such Warrant, together with payment in full of the Exercise Price and any documentary, stamp or transfer tax, or other applicable tax or governmental charges (unless settlement is on a cashless basis in connection with and conditioned upon a Change of Control), and, for purposes of this Agreement, the Person entitled to receive any Common Units or other securities or property deliverable upon such exercise shall, as between such Person and the Company, be deemed to be the Holder of such Common Units or other securities or property of record as of the close of business on such date and shall be entitled to receive, and the Company shall deliver or cause to be delivered to such Person, any money, Common Units or other securities or property to which he would have been entitled had he been a record holder on such date.
ARTICLE IV.
ADJUSTMENTS
     Section 4.01 Adjustments. The number of Common Units issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:
     (a) Upon Dividends, Subdivisions or Splits. If, at any time after the Original Issuance Date, the number of Common Units outstanding is increased by a dividend or distribution on the outstanding Common Units payable in Common Units or by a subdivision or split-up of Common Units, other than, in any such case, upon a capital reorganization, reclassification, consolidation or merger to which Section 4.01(c) applies, then, following the record date for the determination of holders of Common Units entitled to receive such dividend, or to be affected by such subdivision or split-up, the number of Common Units purchasable on exercise of the Warrants shall be increased in proportion to such increase in outstanding Common Units. The adjustment made pursuant to this clause (a) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Common Units entitled to receive such dividend or distribution or (y) in the case of such subdivision or split-up, at the close of business on the day upon which such corporate action becomes effective.
     (b) Upon Combinations or Reverse Splits. If, at any time after the Original Issuance Date, the number of Common Units outstanding is decreased by a combination or reverse split of the outstanding Common Units into a smaller number of Common Units, other than, in any such case, upon a capital reorganization, reclassification, consolidation or merger to which Section 4.01(c) applies, then the number of Common Units purchasable on the exercise of each Warrant immediately prior to the date of such combination or reverse split shall be decreased in proportion to such decrease in outstanding Common Units. The adjustment made pursuant to this clause (b) shall become effective at the close of business on the day upon which such combination or reverse split becomes effective. For purposes of Section 4.01(a) and Section 4.01(b), the number of Common Units at any time outstanding shall not include any Common Units then owned or held by or for the account of the Company.
     (c) Upon Reclassifications, Reorganizations, Consolidations or Mergers.
     (i) In the event of any capital reorganization of the Company, any reclassification of any of the Common Units, or any consolidation, combination or merger of the Company with or into another company, in each case not resulting in a Change of Control, where the Company is not the surviving company or where there is a change in or distribution with respect to the Units, each Warrant, effective at the close of business on the date such reorganization, reclassification, consolidation, or merger shall become effective, shall thereafter be exercisable for the kind and number of membership interests or other securities or property (including cash) receivable upon the consummation of such reorganization, reclassification, consolidation or merger, by a holder of the number of Common Units deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of such Warrant and, except as specified in Section 4.01(g), otherwise shall have the same terms and conditions applicable immediately prior to such time of such reorganization, reclassification, consolidation or merger. The provisions of this clause (i) shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers.
     (ii) In the event of any capital reorganization of the Company, any reclassification of any of the Common Units, any sale of all or substantially all of the Company’s assets or any consolidation, combination or merger of the Company with or into another company, in each case resulting in a Change of Control, and where the consideration receivable upon consummation of such Change of Control by a holder of Common Units consists solely of cash, the Company shall not effect any such reorganization, reclassification, sale of assets, consolidation or merger unless, simultaneously with the consummation thereof, the Company shall redeem the Warrants and pay to each Holder of a Warrant Certificate evidencing a number of Warrants, upon surrender thereof to the Company, an amount in cash equal to (A) the amount in cash that would be received upon such consummation by a holder of the number of Common Units deliverable (immediately prior to such consummation) upon exercise of such Warrants less (B) the aggregate Exercise Price therefor.
     (d) Deferral in Certain Circumstances. If the Company shall take a record of the holders of its Units for the purpose of entitling them to receive a dividend or distribution, and shall thereafter, and before the distribution to such holders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of Common Units purchasable upon exercise of the Warrants granted by this Section 4.01 or in the Exercise Price then in effect shall be required by reason of the taking of such record and, as to any Warrants that remain outstanding, any adjustment previously made in respect thereof shall be rescinded and annulled. In any case in which the provisions of this ARTICLE IV shall require that an adjustment shall become effective immediately after a record date of an event, the

Company may defer, until the occurrence of such event, issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the membership interests issuable upon such exercise by reason of the adjustment required by such event and issuing to such holder only the membership interests issuable upon such exercise before giving effect to such adjustments, and paying to such holder any amount in cash in lieu of any fractional Common Units pursuant to Section 4.05; provided, however, that the Company shall deliver to such holder an appropriate instrument or due bill evidencing such holder’s right to receive such additional Common Units and such cash on the date of the occurrence of such event.
     (e) De Minimis Adjustments. No adjustment in the number of Common Units purchasable upon the exercise of any Warrant shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Common Units purchasable upon the exercise of such Warrant; provided, however, that any adjustments which are not required to be made by reason of this Section 4.01(e) shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4.01(e) shall be made to the nearest one-thousandth of a Unit.
     (f) Determination of Current Market Value. If at any time the Current Market Value of any security is required to be calculated pursuant to the terms of this Agreement, the determination of such Current Market Value, if calculated in accordance with the terms of this Agreement, absent manifest error, shall be conclusive and binding on all Persons.
     (g) Warrant Price Adjustment. Whenever the number of Common Units into which a Warrant is exercisable is adjusted as provided in Sections 4.01(a), (b) or (c), the Exercise Price payable upon exercise of the Warrant shall simultaneously be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Common Units into which such Warrant was exercisable immediately prior to such adjustment, and the denominator of which shall be the number of Common Units into which such Warrant was exercisable immediately thereafter.
     Section 4.02 Notice of Adjustment. Whenever the number of Common Units or other securities or property purchasable upon the exercise of each Warrant is required to be adjusted pursuant to Section 4.01, the Company shall deliver to the Warrant Agent a certificate setting forth (a) the number of Common Units or other securities or property purchasable upon the exercise of each Warrant and the Exercise Price therefor after such adjustment, (b) a brief statement of the facts requiring such adjustment and (c) the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. The Warrant Agent shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate. Upon receipt of such certificate, the Company shall cause the Warrant Agent to mail notice of the adjustment described in such certificate to each Holder at the expense of the Company. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring to inspect such certificate during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of Common Units or other securities or property purchasable upon exercise of any Warrant, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment, or the validity or value (or the kind or amount) of any Common Units or other securities or property that may be purchasable on exercise of any Warrant. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Common Units or other securities or property upon the exercise of any Warrant.
     Section 4.03 Statement on Warrants. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to Section 4.01, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number and kind of Common Units as are stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company may, however, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant Certificate that it may deem appropriate to reflect any such adjustment and that does not affect the substance thereof and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form so changed.
     Section 4.04 Notice of Consolidation, Merger or Sale of Substantially All Assets, Etc. In the event that, at any time after the date hereof and prior to 5:00 p.m., New York City time (or, if applicable, immediately prior to consummation of the applicable Change of Control), on the Expiration Date, (a) the Company shall consummate a Change of Control transaction to which it is a party or otherwise consolidate or combine with another company, merge with or into another company or sell, transfer or otherwise dispose of all or substantially all of its properties, assets or business or (b) the Company shall dissolve, liquidate or wind-up its operations, then in any one or more of such cases, the Company shall cause to be mailed to the Warrant Agent and each Holder, at the earliest practicable time (and, in any event, not less than 20 calendar days before any record date or, if no record date applies, before any date set for definitive action), notice of the date on which such Change of Control, consolidation, combination, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice), if any, on the kind and amount of Common Units and other securities, money and other property deliverable upon exercise of the Warrants. Such notice shall also specify the date, if any, as of which the holders of record of Common Units or other securities or property issuable upon exercise of the Warrants shall be entitled to exchange their interests for securities, money or other property deliverable upon such consolidation, combination, merger, sale, dissolution, liquidation or winding up, as the case may be.
     Section 4.05 Fractional Interests. Notwithstanding anything to the contrary contained in this Agreement, if the number of Common Units purchasable on the exercise of each Warrant is adjusted pursuant to the provisions of Section 4.01, the Company shall not be required to issue any fraction of a Common Unit upon any subsequent exercise of any Warrant. If Warrant Certificates evidencing more than one Warrant shall be surrendered for exercise at the same time by the same Holder, the number of full Common Units that shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of Warrants evidenced by

Warrant Certificates so surrendered. If any fraction of a Common Unit would, except for the provisions of this Section 4.05, be issuable on the exercise of any Warrant (or specified portion thereof), in lieu of the issuance of such fractional Common Unit, the Company shall pay the Holder of such Warrant an amount in cash equal to the then Current Market Value per Common Unit multiplied by such fraction (computed to the nearest whole cent). The Holders, by their acceptance of the Warrant Certificates, expressly waive their right to receive any fraction of a Common Unit instead of such cash.
     Section 4.06 Concerning All Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if an adjustment is made under any provision of ARTICLE IV on account of any event, transaction, circumstance, condition or happening, no additional adjustment shall be made under any other provision of ARTICLE IV on account of such event, transaction, circumstance, condition or happening. Unless otherwise expressly provided in this ARTICLE IV, all determinations and calculations required or permitted under this ARTICLE IV shall be made by the Company or its Board of Managers, as appropriate, and all such calculations and determinations shall be conclusive and binding in the absence of manifest error.
ARTICLE V.
LOSS, THEFT, DESTRUCTION OR MUTILATION
OF WARRANT CERTIFICATES
     Section 5.01 Lost, Theft, Destruction or Mutilation. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate, and an indemnity bond in form and amount and with corporate surety satisfactory to them, and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall issue and the Warrant Agent shall countersign and deliver to the Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange and substitution for or in lieu thereof, a new Warrant Certificate of the same tenor and representing an equivalent number of Warrants. Upon the issuance of any new Warrant Certificate under this ARTICLE V, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this ARTICLE V in lieu of any lost, stolen, destroyed or mutilated Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, destroyed or mutilated Warrant Certificates shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this ARTICLE V are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of lost, stolen, destroyed or mutilated Warrant Certificates.

ARTICLE VI.
AUTHORIZATION AND RESERVATION OF
COMMON UNITS; PURCHASE OF WARRANTS
     Section 6.01 Reservation of Authorized Common Units. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants, such number of its authorized but unissued Common Units or other securities deliverable upon exercise of Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and shall take all action required to increase the authorized number of Common Units if necessary to permit the conversion of all outstanding Warrants. The Company will cause appropriate evidence of ownership of such Common Units or other securities to be delivered to the Warrant Agent upon its request for delivery upon the exercise of Warrants, and all such Common Units will, at all times, be duly approved for listing subject to official notice of issuance on each securities exchange, interdealer quotation system or market, if any, on which such Common Units is then listed. The Company covenants that all Common Units or other securities that may be issued upon the exercise of the Warrants will, upon issuance pursuant to the terms of the Warrant and the Warrant Agreement, be duly authorized, validly issued, fully paid and non-assessable (except as non-assessability may be affected by Section 18-607 or Section 18-804 of the Delaware Limited Liability Company Act), and free from preemptive rights and all taxes, liens, charges, encumbrances and security interests, other than any liens or encumbrances created by or imposed upon the Holders and provided, however, that the Warrants and the Common Units issued or issuable pursuant to exercise of the Warrants are subject to restrictions on transfer under applicable Federal and state securities laws and restrictions on transfer as set forth herein, the LLC Agreement and other agreements between a Holder and the Company in connection with Company securities held by such Holder.
     Section 6.02 Purchase of Warrants by the Company. The Company shall have the right, except as limited by law or other agreement, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate, upon mutual agreement with the Holder of such Warrant. In the event the Company shall purchase or otherwise acquire Warrants, the related Warrant Certificates shall thereupon be delivered to the Warrant Agent for cancellation; provided, however, that unless and until the Warrant Certificates evidencing such Warrants are surrendered by the Company to the Warrant Agent for cancellation, such purchase or acquisition shall not operate as a redemption or termination of the right represented by such Warrants. Any Warrants purchased or otherwise acquired by the Company shall not be outstanding for any purpose.
ARTICLE VII.
WARRANT HOLDERS NOT DEEMED MEMBERS
     Section 7.01 Warrant Holders Not Members. Prior to the exercise of any Warrant and completion and execution of the Form of Joinder set forth in the LLC Agreement, nothing contained in this Agreement or any Warrant Certificate shall be construed as conferring on the Holder of any Warrant or Warrant Certificate any rights whatsoever as a member of the Company, either at law or in equity, including the right to vote on or to consent to any action of the members, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of members and, except as otherwise provided in this Agreement, shall not be entitled to receive any notice of any proceedings of the Company.
ARTICLE VIII.
THE WARRANT AGENT
     Section 8.01 Appointment and Acceptance of Agency. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Agreement and the Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same on the terms and conditions herein set forth.
     Section 8.02 Correctness of Statements; Distribution of Warrants. The statements contained herein and in each Warrant Certificate shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except as describe the Warrant Agent or any action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.
     Section 8.03 Use of Agents. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty thereunder either itself (through its employees) or by or through its attorneys or agents (which shall not include its employees) and shall not be responsible for the misconduct or negligence of any agent appointed, provided that due care had been exercised in the appointment and continued employment thereof.
     Section 8.04 Proof of Actions Taken. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless such evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Warrant Agent, be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, any Vice President, the Treasurer or Secretary of the Company and delivered to the Warrant Agent; and such certificate, in the absence of bad faith on the part of the Warrant Agent, shall be full authorization to the Warrant Agent for any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.
     Section 8.05 Compensation; Indemnity. The Company agrees to pay the Warrant Agent compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement. The Company agrees to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent (including reasonable fees and expenses of the Warrant Agent’s counsel and agents) in the performance of its duties under this Agreement. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expenses incurred without negligence or willful misconduct on the part of the Warrant Agent, for anything done or omitted by the Warrant Agent in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of defending against any claim of liability in the premises. The indemnity provided for herein shall survive the expiration of the Warrants and the termination of this Agreement. The reasonable costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Notwithstanding anything in this Agreement to the contrary, in no event shall the Warrant Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.
     Section 8.06 Legal Proceedings. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity satisfactory to the Warrant Agent for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.
     Section 8.07 Other Transactions Involving the Company. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transactions in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement or such director, officer or employee. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity including acting as transfer agent or as a lender to the Company or an affiliate thereof.
     Section 8.08 Actions as Agent. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions of this Agreement. No implied duties or obligations shall be read into this Agreement against the Warrant Agent. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or willful misconduct.
     Section 8.09 Liability of Warrant Agent. The Warrant Agent may conclusively rely upon and shall be protected by the Company and shall not incur any liability or responsibility to the Company or to any Holder for or in respect of any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, direction, statement, notice, resolution, waiver, consent, order, certificate or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, executed, sent, presented and, where necessary, verified or acknowledged, by the proper party or parties.

     Section 8.10 Validity of Agreement. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its counter-signature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any underlying securities (or other membership interests) to be issued pursuant to this Agreement or any Warrant, or as to whether any underlying securities (or other membership interests) will, when issued, be validly issued, fully paid and non-assessable, or as to the Exercise Price or the number or amount of underlying securities or other securities or other property issuable upon exercise of any Warrant.
     Section 8.11 Acceptance of Instructions. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, any Vice President or Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or officers or for any delay in acting while waiting for those instructions.
     Section 8.12 Right to Consult and Rely Upon Counsel. Before the Warrant Agent acts or refrains from acting, it may at any time consult with legal counsel (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Warrant Agent and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.
     Section 8.13 Change of Warrant Agent.
     (a) The Warrant Agent, or any successor to it hereafter appointed, may resign from its position as such and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent’s own gross negligence or willful misconduct), after giving 30 days’ prior written notice to the Company, upon (but only upon) a duly appointed successor Warrant Agent having been appointed and having accepted such appointment in writing. The Company may remove the Warrant Agent upon not less than 30 days’ prior written notice specifying the date when such discharge shall take effect, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent’s own gross negligence or willful misconduct), upon (but only upon) a duly appointed successor Warrant Agent having been appointed and having accepted such appointment in writing. The Company shall cause to be mailed, at the expense of the Company, to each Holder a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall appoint in writing a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the existing Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the original Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company.
     (b) Any successor to the Warrant Agent, whether appointed by the Company or by a court, shall be a bank (or subsidiary thereof) or trust company doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such successor to the Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such successor to the Warrant Agent prior to its appointment; provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the successor to the Warrant Agent, it shall be vested with the same authority, powers, rights, immunities, duties and responsibilities as its predecessor Warrant Agent, without any further assurance, conveyance, act or deed; provided, however, the predecessor Warrant Agent shall in all events deliver and transfer to the successor Warrant Agent all property, if any, at the time held hereunder by the predecessor Warrant Agent and if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. As soon as practicable after such appointment, the Company shall give notice thereof to the predecessor Warrant Agent and the Holders. Failure to give any notice provided for in this Section 8.13, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.
     Section 8.14 Successor Warrant Agent. Any company into which the Warrant Agent may be merged or with which it may be consolidated, or any company resulting from any merger or consolidation to which the Warrant Agent shall be a party, shall be the successor Warrant Agent under this Agreement without any further act; provided, however, that such company would be eligible for appointment as a successor to the Warrant Agent under the provisions of Section 8.13 hereof. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed to the Company and the Holders.
     Section 8.15 Other. No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
ARTICLE IX.
MISCELLANEOUS
     Section 9.01 Money Deposited with the Warrant Agent. The Warrant Agent shall not be required to pay interest on any moneys deposited pursuant to the provisions of this

Agreement, except such as it shall agree in writing with the Company to pay thereon. Any moneys, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such moneys, securities or other property shall have been deposited; but such moneys, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law.
     Section 9.02 Payment of Taxes. All Common Units or other securities issuable upon the exercise of Warrants shall be validly issued, fully paid and non-assessable (except as non-assessability may be affected by Section 18-607 or Section 18-804 of the Delaware Limited Liability Company Act). The Company shall pay all expenses in connection with, and each Holder shall pay all taxes and other governmental charges that may be imposed with respect to the issuance or delivery of any Common Units issuable upon the exercise of the Warrants. Without limiting the foregoing, the Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any Common Units or other securities or property issuable upon the exercise of the Warrants in any name other than that of the holder of the Certificates evidencing such Warrants, and in such case the Warrant Agent and the Company shall not be required to issue any interests or pay any cash until such tax or other charge has been paid or it has been established to the Warrant Agent’s and the Company’s reasonable satisfaction that no such tax or charge is due.
     Section 9.03 Merger, Consolidation or Sale of Assets of the Company. The Company will not merge into or consolidate or combine with any other Person, or sell or otherwise transfer all or substantially all of its property, assets or business to any Person (other than a merger, consolidation, combination or sale (i) contemplated by Section 4.01(c)(ii) hereof in which the consideration payable to the holders of Common Units in exchange for their Common Units consists solely of cash or (ii) that constitutes a Change of Control pursuant to which a Holder may exercise its Warrants pursuant to the cashless exercise provisions of Section 3.03), unless the Person resulting from such merger, consolidation or combination, or transferee of such property, assets or business, as the case may be, executes with the Warrant Agent a supplemental agreement providing for the express assumption by such Person of the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.
     Section 9.04 Notices. Any notice, request, demand or report (each, a “Communication”) required or permitted to be given or made by this Agreement shall be in writing. Any Communication authorized by this Agreement to be given or made by the Warrant Agent or by any Holder to or on the Company shall be sufficiently given or made if sent by registered or certified mail and shall be deemed given upon receipt, or by facsimile, addressed (until another address is filed by the Company with the Warrant Agent) as follows:
MagnaChip Semiconductor LLC
c/o MagnaChip Semiconductor Ltd.
891 Daechi-dong, Gangnam-gu
Seoul 135-738 Korea
Attn: General Counsel
Fax: 82-2-6903-3898

     Any Communication authorized by this Agreement to be given or made by the Company or by any Holder to or on the Warrant Agent shall be sufficiently given or made if sent by registered or certified mail and shall be deemed given upon receipt, or by facsimile or electronic mail, addressed (until another address is filed by the Warrant Agent with the Company) as follows:
American Stock Transfer & Trust Company, LLC
59 Maiden Lane, Plaza Level
New York, New York 10038
Attn: Carlos Pinto
Fax: 718-921-8355
Email: CPinto@AMSTOCK.com
     Any Communication authorized by this Agreement to be given or made by the Company or the Warrant Agent to any Holder shall be sufficiently given or made if sent by first-class mail, postage prepaid, or by facsimile or electronic mail, addressed to such Holder at the address of such Holder as shown on the registry books of the Company. The Company shall deliver a copy of any notice or demand it delivers to any Holder to the Warrant Agent and the Warrant Agent shall deliver a copy of any notice or demand it delivers to any Holder to the Company.
     Section 9.05 GOVERNING LAW. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT AND THE WARRANT CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     Section 9.06 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.
     Section 9.07 Counterparts. This Agreement may be executed manually or by facsimile in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.
     Section 9.08 Amendments.
     (a) The Warrant Agent may, without the consent or concurrence of the Holders, enter into one or more supplemental agreements or amendments with the Company for the purpose of

(i) evidencing the rights of the Holders upon consolidation, merger, sale, transfer, reclassification, liquidation or dissolution under Section 4.01(c)(i), (ii) making any changes or corrections in this Agreement that are required to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein or any clerical omission or mistake or manifest error herein contained, (iii) making such other provisions in regard to matters or questions arising under this Agreement as shall not adversely affect the interest of the Holders or be inconsistent with this Agreement or any supplemental agreement or amendment or (iv) adding further covenants and agreements of the Company in this Agreement or surrendering any rights or power reserved to or conferred upon the Company in this Agreement.
     (b) With the consent of the Holders of Warrant Certificates evidencing at least a majority in number of the Warrants at the time outstanding, the Company and the Warrant Agent may at any time and from time to time by supplemental agreement or amendment add any provisions to or change in any manner or eliminate any of the provisions of this Agreement or of any supplemental agreement or modify in any manner the rights and obligations of the Holders and the Company. Notwithstanding anything to the contrary contained in this Agreement, no supplement agreement or amendment that changes the rights and duties of the Warrant Agent under this Agreement shall be effective against the Warrant Agent without the written consent of the Warrant Agent.
     Section 9.09 Common Units. The Common Units issuable upon exercise of any Warrant are uncertificated. In the event a Holder exercises any Warrant and completes and executes the Form of Joinder set forth in the LLC Agreement, (i) such Holder shall be deemed to have (w) agreed to be bound by the terms of the LLC Agreement, (x) represented that it has the capacity, power and authority to enter into the LLC Agreement, and (y) made the consents and waivers required of members of the Company contained in the LLC Agreement; (ii) the Company shall admit such Holder as a member of the Company with respect to the Common Units acquired upon exercise and (iii) the Company shall record such admission on its books.
     Section 9.10 Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Warrant Agent, on the other hand. All rights of action in respect of this Agreement are vested in the respective Holders of the Warrant Certificates; provided, however, that no Holder of any Warrant Certificate shall have the right to enforce, institute or maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, the Warrants evidenced by such Warrant Certificate, unless (i) such Holder shall have previously given written notice to the Company of the substance of such dispute, and Holders of at least 25% of the then outstanding Warrants shall have given written notice to the Company of their support for the institution of such proceeding to resolve such dispute, (ii) written notice of the substance of such dispute and of the support for the institution of such proceeding by such Holders shall have been provided by the Company to the Warrant Agent and (iii) the Warrant Agent shall not have instituted appropriate proceedings with respect to such dispute within 30 days following the date of such written notice to the Warrant Agent, it being understood and intended that no one or more Holders of Warrant Certificates shall have the right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other

Holders of Warrant Certificates, or to obtain or to seek to obtain priority in preference over any other Holders or to enforce any right under this Agreement, except in the manner herein provided for the equal and ratable benefit of all Holders of Warrant Certificates. Except as provided in this Section 9.10, no Holder of a Warrant Certificate shall have the right to enforce, institute or maintain any suit, action or proceeding to enforce, or otherwise act in respect of, the Warrants.
     Section 9.11 Waivers. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if (i) the Company has obtained the written consent of Holders of Warrant Certificates evidencing a majority of the then outstanding Warrants and (ii) any consent required pursuant to Section 9.08 has been obtained.
     Section 9.12 Inspection. The Warrant Agent shall cause a copy of this Agreement to be available at all reasonable times at the office of the Warrant Agent for inspection by the Holder of any Warrant Certificate. The Warrant Agent may require such Holder to submit his Warrant Certificate for inspection by it.
     Section 9.13 Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.
     Section 9.14 Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto as to the subject matter hereof and supersedes all previous, agreements among all or some of the parties hereto with respect thereto, whether written, oral or otherwise.
[SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the day and year first above written.

MAGNACHIP SEMICONDUCTOR LLC
By:
Name:
Title:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By:
Name:
Title:

[Signature Page — Warrant Agreement]

EXHIBIT A
FORM OF WARRANT CERTIFICATE
MAGNACHIP SEMICONDUCTOR LLC
No.
[                    ] Warrants
WARRANTS TO PURCHASE COMMON UNITS
THIS WARRANT HAS BEEN, AND THE COMMON UNITS WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE “WARRANT UNITS,” AND TOGETHER WITH THIS WARRANT, THE “SECURITIES”) WILL BE, ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 1145 OF THE BANKRUPTCY REFORM ACT OF 1978, AS AMENDED (THE “BANKRUPTCY CODE”). THE SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PROVIDED THAT THE HOLDER IS NOT DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE. IF THE HOLDER IS DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE, THEN THE SECURITIES MAY ONLY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UPON REGISTRATION UNDER THE SECURITIES ACT OR RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO MAGNACHIP SEMICONDUCTOR LLC AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE WARRANT UNITS REPRESENTED BY THIS WARRANT.
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER SIMILAR TRANSFER AND VOTING RESTRICTIONS AS SET FORTH IN A LIMITED LIABILITY COMPANY OPERATING AGREEMENT AMONG THE COMPANY AND THE ORIGINAL HOLDERS OF THE SECURITIES AND A WARRANT AGREEMENT AMONG THE COMPANY AND THE WARRANT AGENT (ON BEHALF OF THE ORIGINAL HOLDERS OF THE SECURITIES), COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

     This certifies that                     , or its registered assigns, is the owner of the number of Warrants set forth above, each of which represents the right to purchase, commencing November 9, 2009, from MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (the “Company”), one Common Unit (the “Common Unit”) of the Company (subject to adjustment as provided in the Warrant Agreement hereinafter referred to) at the purchase price (the “Exercise Price”) of $1.97 per Common Unit (subject to adjustment as provided in the Warrant Agreement), upon surrender hereof at the office of American Stock Transfer & Trust Company, LLC or to its successor as the warrant agent under the Warrant Agreement (any such warrant agent being herein called the “Warrant Agent”), with the Subscription Form on the reverse hereof completed and duly executed, with signature guaranteed as therein specified and simultaneous payment in full by check payable to the order of Warrant Agent of the purchase price for the Common Units as to which the Warrant(s) represented by this Warrant Certificate are exercised, all subject to the terms and conditions hereof and of the Warrant Agreement. This Warrant Certificate may be exercised as to all or any whole number of the Warrants evidenced hereby.
     This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of November 9, 2009 (the “Warrant Agreement”) by and between the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent, and is subject to the terms and provisions contained therein, all of which terms and provisions the Holder of this Warrant Certificate consents to by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement. All capitalized terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.
     Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:
American Stock Transfer & Trust Company, LLC
59 Maiden Lane, Plaza Level
New York, New York 10038
Attn: Carlos Pinto
Fax: 718-921-8355
Email: CPinto@AMSTOCK.com
     The number of Common Units purchasable upon the exercise of each Warrant is subject to adjustment as provided in the Warrant Agreement. In the event of any capital reorganization or reclassification of any of the Common Units or any consolidation, combination or merger of the Company with or into another company (where the Company is not the surviving company or where there is a change in or distribution with respect to the Units), except in the case of a merger, consolidation or combination constituting a change of control in the Company, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of Common Units or other securities or the amount of money and other property which the holder of a Common Unit is entitled to receive upon completion of such reorganization, recapitalization, merger, consolidation or combination.
     As to any final fraction of a Common Unit which the same Holder of one or more Warrants would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.
     All Common Units or other securities issuable upon the exercise of Warrants shall be validly issued, fully-paid and non-assessable (except as non-assessability may be affected by Section 18-607 or Section 18-804 of the Delaware Limited Liability Company Act), and the Company shall pay all expenses in connection with, and the holder shall pay all taxes and other governmental charges that may be imposed with respect to the issuance or delivery of any Common Unit issuable upon the exercise of the Warrants. Without limiting the foregoing, the Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any Common Units or other securities or property issuable upon the exercise of the Warrants in any name other than that of the holder of the Warrant Certificates evidencing such Warrants, and in such case the Warrant Agent and the Company shall not be required to issue or deliver any interests or other property until such tax or other charge has been paid or it has been established to the Warrant Agent’s and the Company’s reasonable satisfaction that no tax or other charge is due.
     Provided the Company has not issued a Notice Date Press Release suspending the transfer of Warrants, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in any whole number of Warrants, in accordance with the provisions of the Warrant Agreement, on the register maintained by the Warrant Agent for such purpose at its office at the address referenced above, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer form satisfactory to the Company and the Warrant Agent completed and duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Warrant Agent will issue and deliver to such Holder a new Warrant Certificate with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the Person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding. Each taker and Holder of a Warrant and each taker and holder of Common Units issued pursuant to a Warrant agrees to be bound by the terms and conditions of this Warrant and the Warrant Agreement.
     This Warrant Certificate may be exchanged, in accordance with the terms of the Warrant Agreement, at the office of the Warrant Agent maintained for such purpose, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

     Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a member of the Company, including, without limitation, the right to vote or to consent to any action of the members, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of Unit holders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement. In the event a Holder exercises any Warrant and completes and duly executes the attached Subscription Form and the Form of Joinder attached to the LLC Agreement, such Holder shall have agreed to be bound by the terms of the Fourth Amended and Restated Limited Liability Company Agreement of the Company, dated November 9, 2009, as it may be amended or modified from time to time, the Company shall admit such Holder as a member of the Company and the Company shall record such admission on its books.
     This Warrant Certificate shall be void and all rights evidenced hereby shall cease on the Expiration Date.
     This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

MAGNACHIP SEMICONDUCTOR LLC
By:
Name:
Title:

Dated:

Countersigned:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Name:
Title:

     Dated:

FORM OF REVERSE OF WARRANT CERTIFICATE
SUBSCRIPTION FORM
(to be executed only upon exercise of Warrants)
     To:
     The undersigned hereby irrevocably exercises ___of the Warrants represented by the Warrant Certificate for the purchase of ___Common Units (subject to adjustment) of MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (the “Company”), for each Warrant exercised, and herewith (check one, if election is available; otherwise complete first line below):
     ☐ makes payment of $___(such payment being by check payable to the order of Warrant Agent equal to the Exercise Price of the Warrants being exercised); or
     ☐ elects to make payment by cashless exercise, contingent upon and effective immediately prior to the consummation of the Change of Control (as defined in the Warrant Agreement) referred to in the Company’s notice, dated ___, 20___given pursuant to Section 4.04 of the Warrant Agreement, all at the exercise price and on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement therein referred to, and hereby surrenders this Warrant Certificate and all right, title and interest therein to and directs that the Common Units due upon the exercise of such Warrants be registered or placed in the name and the address specified below.

Dated

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Signature Guaranteed By1

[1]	The Holder’s signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” as defined by Rule 17Ad-15 under the Exchange Act.
Securities and/or check to be issued to:
Please insert social security or identifying number:

Name

Street Address

City, State and Zip Code

FORM OF ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned registered holder of the Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the rights of the undersigned under the Warrant Certificate, with respect to the whole number of Warrants set forth below:

Name(s) of Assignee(s):

Address:

No. of Warrants:
Please insert social security or other identifying number of assignee(s):

and does hereby irrevocably constitute and appoint                                          the undersigned’s attorney to make such transfer on the books of                                          maintained for such purposes, with full power of substitution in the premises.

Dated

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Signature Guaranteed By1

[1]	The Holder’s signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” as defined by Rule 17Ad-15 under the Exchange Act.